Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a.
In July 2017, the Company completed a $153.0 million sale-leaseback financing transaction relating to four of its Suezmax tankers. The transaction is structured as a 12-year bareboat charter at an average rate of approximately $11,100 per day with purchase options for all four vessels throughout the lease term beginning in July 2020. As a result of the transaction, the Company expects to recognize an accounting write-down in the third quarter of 2017 of approximately $20 million per vessel subject to the transaction.

b.
In September 2017, the Company completed the sale of one Aframax tanker, the Kanata Spirit. The Company expects to recognize a loss on sale of this vessel of approximately $4.2 million in the quarter ending September 30, 2017.